Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Sonic Automotive, Inc.:

•	Registration Statement No. 333-82615 on Form S-3;

•	Registration Statement No. 333-81059 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-81059 on Form S-8;

•	Registration Statement No. 333-81053 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-81053 on Form S-8;

•	Registration Statement No. 333-71803 on Form S-3;

•	Registration Statement No. 333-77407 on Form S-3MEF;

•	Registration Statement No. 333-69907 on Form S-8;

•	Registration Statement No. 333-69899 on Form S-8;

•	Registration Statement No. 333-68183 on Form S-3;

•	Registration Statement No. 333-65447 on Form S-8;

•	Registration Statement No. 333-49113 on Form S-8;

•	Registration Statement No. 333-96023 on Form S-3;

•	Registration Statement No. 333-51978 on Form S-4;

•	Registration Statement No. 333-50430 and Nos. 333-50430-01 through 333-50430-G7 on Form S-3;

•	Registration Statement No. 333-69901 on Form S-8;

•	Post-Effective Amendment No. 2 to the Registration Statement No. 333-69901 on Form S-8;

•	Registration Statement No. 333-95791 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-95791 on Form S-8;

•	Registration Statement No. 333-46272 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-46272 on Form S-8;

•	Registration Statement No. 333-46274 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-46274 on Form S-8;

•	Registration Statement No. 333-86672 and Nos. 333-86672-01 through 333-86672-216 on Form S-3;

•	Registration Statement No. 333-102052 on Form S-8;

•	Registration Statement No. 333-102053 on Form S-8;

•	Registration Statement No. 333-109411 on Form S-8;

•	Registration Statement No. 333-109426 and Nos. 333-109426-1 through 333-109426-261 on Form S-4;

•	Registration Statement No. 333-111463 and Nos. 333-111463-01 through 333-111463-263 on Form S-4;

•	Registration Statement No. 333-117065 on Form S-8; and

•	Registration Statement No. 333-124370 on Form S-8.

of our reports dated March 16, 2007, relating to the consolidated financial statements of Sonic Automotive, Inc. (which report on the financial statements expresses an unqualified opinion and includes an explanatory paragraph regarding the adoption of the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, and the application of the provisions of Securities and Exchange Commission Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements.) and management’s report on the effectiveness of internal control over financial reporting, appearing in this Annual Report on Form 10-K of Sonic Automotive, Inc. for the year ended December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina

March 16, 2007